SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 16, 2005
(Date of earliest event reported)

SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)
(941) 681-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Exhibits.
Signatures
Ex-99.1: Press Release dated November 16, 2005

Item 2.02. Results of Operations and Financial Condition.
          On November 16, 2005, the Registrant issued the press release attached hereto as Exhibit 99.1.
Item 9.01. Exhibits.

Exhibit No.	Item

99.1	Press Release dated November 16, 2005.
Signatures
          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date: November 16, 2005		/s/ Scott M. Klein

	Name:	Scott M. Klein

	Title:	Chief Financial Officer (Principle Accounting Officer)